                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2005-01 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

                               Jan 24, 2005 16:17

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $231,888,973.81
Loan Count: 1,618
Cut-off Date: 2005-01-01
Avg. Loan Balance: $143,318.28
Avg. Orig. Balance: $143,442.15
W.A. FICO*: 732
W.A. Orig. LTV: 73.52%
W.A. Cut-Off LTV: 73.47%
W.A. Gross Coupon: 6.1241%
W.A. Net Coupon: 5.8636%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 10.91%
% over 100 COLTV: 0.92%
% with PMI: 10.90%
% over 80 with PMI: 99.88%
W.A. MI Coverage: 26.07%
W.A. MI Adjusted LTV: 70.82%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.56%
% Conforming: 100.00%

* FICO not available for 5 loans, or 0.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             1.91%
---------------------------
50,001 - 150,000     39.85
---------------------------
150,001 - 250,000    31.62
---------------------------
250,001 - 350,000    18.52
---------------------------
350,001 - 450,000     5.85
---------------------------
450,001 - 550,000     1.73
---------------------------
550,001 - 650,000     0.52
---------------------------
Total:              100.00%
---------------------------

Average: $143,442.15
Lowest: $14,000.00
Highest: $641,650.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             1.91%
---------------------------
50,001 - 150,000     39.85
---------------------------
150,001 - 250,000    31.62
---------------------------
250,001 - 350,000    18.67
---------------------------
350,001 - 450,000     5.70
---------------------------
450,001 - 550,000     1.73
---------------------------
550,001 - 650,000     0.52
---------------------------
Total:              100.00%
---------------------------

Average: $143,318.28
Lowest: $13,986.71
Highest: $641,650.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

---------------------
Product Type  Percent
---------------------
30 YR FIXED    98.71%
---------------------
25 YR FIXED     1.19
---------------------
20 YR FIXED     0.10
---------------------
Total:        100.00%
---------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
5.250      0.03%
----------------
5.375      0.43
----------------
5.500      1.00
----------------
5.625      0.93
----------------
5.750      6.96
----------------
5.875     16.48
----------------
6.000     17.61
----------------
6.125     10.76
----------------
6.250     24.69
----------------
6.375     12.24
----------------
6.500      5.25
----------------
6.625      1.76
----------------
6.750      0.87
----------------
6.875      0.74
----------------
7.000      0.22
----------------
Total:   100.00%
----------------

W.A.: 6.124
Lowest: 5.250
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.00%
----------------------
750 - 799       33.61
----------------------
700 - 749       38.32
----------------------
650 - 699       20.08
----------------------
600 - 649        3.76
----------------------
N/A              0.23
----------------------
Total:         100.00%
----------------------

W.A.: 732
Lowest: 601
Highest: 829

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               57.94%
-----------------------------
Refinance-Cashout      28.35
-----------------------------
Refinance-Rate/Term    13.67
-----------------------------
Cons/Perm               0.04
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              60.30%
-----------------------
2-Family         10.56
-----------------------
PUD Detach        9.41
-----------------------
Condo             7.54
-----------------------
4-Family          5.69
-----------------------
3-Family          3.09
-----------------------
PUD Attach        2.71
-----------------------
Townhouse         0.70
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E                6.86%
--------------------------
2055IE              10.72
--------------------------
2065                 0.08
--------------------------
AVM                  9.43
--------------------------
FULL                72.90
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Standard          38.39%
------------------------
Reduced           35.25
------------------------
Stated            21.82
------------------------
No Ratio           3.33
------------------------
All Ready Home     0.85
------------------------
Rapid              0.37
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            50.22%
--------------------------
Primary             48.61
--------------------------
Secondary            1.18
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             89.10%
-----------------------
UGIC              3.50
-----------------------
RMIC              2.10
-----------------------
GEMIC             1.87
-----------------------
PMIC              1.50
-----------------------
RGIC              1.20
-----------------------
MGIC              0.54
-----------------------
TGIC              0.19
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    23.67%
--------------------
Florida       12.13
--------------------
Texas          6.65
--------------------
Maryland       4.61
--------------------
Illinois       3.67
--------------------
Other         49.28
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    29.23%
-----------------------------
Southern California    70.77
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
95501        0.56%
------------------
90813        0.45
------------------
60657        0.40
------------------
90044        0.38
------------------
20003        0.36
------------------
Other       97.85
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
240               0.10%
-----------------------
300               1.19
-----------------------
360              98.71
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  0.10%
--------------------------------
295 - 300                  1.19
--------------------------------
349 - 354                  0.08
--------------------------------
355 - 360                 98.63
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.7 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  52.23%
-------------------------
1 - 6              47.69
-------------------------
7 - 12              0.08
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

25. OLTV

------------------------
OLTV             Percent
------------------------
<= 20.00           0.20%
------------------------
20.01 - 25.00      0.55
------------------------
25.01 - 30.00      0.64
------------------------
30.01 - 35.00      0.95
------------------------
35.01 - 40.00      1.86
------------------------
40.01 - 45.00      1.63
------------------------
45.01 - 50.00      2.38
------------------------
50.01 - 55.00      2.87
------------------------
55.01 - 60.00      3.73
------------------------
60.01 - 65.00      4.99
------------------------
65.01 - 70.00     11.88
------------------------
70.01 - 75.00      8.75
------------------------
75.01 - 80.00     48.54
------------------------
80.01 - 85.00      1.33
------------------------
85.01 - 90.00      6.05
------------------------
90.01 - 95.00      0.65
------------------------
95.01 - 100.00     2.09
------------------------
>= 100.01          0.92
------------------------
Total:           100.00%
------------------------

W.A.: 73.52%
Lowest: 11.04%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

------------------------
Cut-Off LTV      Percent
------------------------
<= 20.00           0.20%
------------------------
20.01 - 25.00      0.55
------------------------
25.01 - 30.00      0.64
------------------------
30.01 - 35.00      0.95
------------------------
35.01 - 40.00      1.86
------------------------
40.01 - 45.00      1.66
------------------------
45.01 - 50.00      2.40
------------------------
50.01 - 55.00      2.85
------------------------
55.01 - 60.00      3.73
------------------------
60.01 - 65.00      5.10
------------------------
65.01 - 70.00     11.76
------------------------
70.01 - 75.00      8.75
------------------------
75.01 - 80.00     48.64
------------------------
80.01 - 85.00      1.20
------------------------
85.01 - 90.00      6.05
------------------------
90.01 - 95.00      0.65
------------------------
95.01 - 100.00     2.09
------------------------
>= 100.01          0.92
------------------------
Total:           100.00%
------------------------

W.A.: 73.47%
Lowest: 11.04%
Highest: 103.00%

--------------------------------------------------------------------------------

                            Global Structured Finance

                             BoAALT 2005-01 Group 2
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $46,653,110.63
Loan Count: 409
Cut-off Date: 2005-01-01
Avg. Loan Balance: $114,066.29
Avg. Orig. Balance: $114,318.49
W.A. FICO*: 733
W.A. Orig. LTV: 60.87%
W.A. Cut-Off LTV: 60.75%
W.A. Gross Coupon: 5.6008%
W.A. Net Coupon: 5.3403%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 0 months
% over 80 COLTV: 6.67%
% over 100 COLTV: 0.00%
% with PMI: 6.67%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 11.62%
W.A. MI Adjusted LTV: 60.06%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.16%
% Conforming: 97.10%

* FICO not available for 5 loans, or 1.2% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
<= 50,000             5.46%
---------------------------
50,001 - 150,000     48.51
---------------------------
150,001 - 250,000    26.45
---------------------------
250,001 - 350,000    13.93
---------------------------
350,001 - 450,000     2.48
---------------------------
450,001 - 550,000     3.18
---------------------------
Total:              100.00%
---------------------------

Average: $114,318.49
Lowest: $13,600.00
Highest: $539,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
<= 50,000             5.46%
---------------------------
50,001 - 150,000     48.51
---------------------------
150,001 - 250,000    26.45
---------------------------
250,001 - 350,000    13.93
---------------------------
350,001 - 450,000     2.48
---------------------------
450,001 - 550,000     3.18
---------------------------
Total:              100.00%
---------------------------

Average: $114,066.29
Lowest: $13,552.23
Highest: $539,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR FIXED     99.61%
----------------------
10 YR FIXED      0.25
----------------------
12 YR FIXED      0.14
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

----------------
Coupon   Percent
----------------
4.375      0.32%
----------------
4.500      0.77
----------------
4.625      0.14
----------------
4.750      0.29
----------------
4.875      1.13
----------------
5.000      0.99
----------------
5.125      1.82
----------------
5.250      5.89
----------------
5.375     12.19
----------------
5.500     19.82
----------------
5.625     18.30
----------------
5.750     15.46
----------------
5.875     18.37
----------------
6.000      2.43
----------------
6.125      0.44
----------------
6.250      0.66
----------------
6.875      0.78
----------------
7.000      0.22
----------------
Total:   100.00%
----------------

W.A.: 5.601
Lowest: 4.375
Highest: 7.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.87%
----------------------
750 - 799       36.65
----------------------
700 - 749       33.79
----------------------
650 - 699       20.37
----------------------
600 - 649        4.09
----------------------
N/A              1.23
----------------------
Total:         100.00%
----------------------

W.A.: 733
Lowest: 619
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Cashout      43.11%
-----------------------------
Refinance-Rate/Term    28.61
-----------------------------
Purchase               28.28
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.16%
-----------------------
2-Family          8.51
-----------------------
4-Family          7.30
-----------------------
Condo             6.46
-----------------------
PUD Detach        5.05
-----------------------
3-Family          4.38
-----------------------
PUD Attach        2.14
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Appraisal Method

--------------------------
Appraisal Method   Percent
--------------------------
2055E               11.63%
--------------------------
2055IE              13.28
--------------------------
AVM                 18.51
--------------------------
FULL                56.57
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

12. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           43.91%
------------------------
Standard          25.91
------------------------
Stated            23.86
------------------------
No Ratio           3.55
------------------------
All Ready Home     1.64
------------------------
Rapid              1.14
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Investor            73.22%
--------------------------
Primary             24.33
--------------------------
Secondary            2.46
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             93.33%
-----------------------
GEMIC             1.85
-----------------------
RGIC              1.37
-----------------------
PMIC              1.34
-----------------------
RMIC              0.84
-----------------------
UGIC              0.82
-----------------------
TGIC              0.45
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        38.47%
------------------------
Florida           10.77
------------------------
Texas              5.85
------------------------
Maryland           4.98
------------------------
North Carolina     4.34
------------------------
Other             35.59
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    35.03%
-----------------------------
Southern California    64.97
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92683        1.16%
------------------
94041        1.03
------------------
11427        1.03
------------------
93033        1.00
------------------
91201        1.00
------------------
Other       94.79
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

22. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.25%
-----------------------
144               0.14
-----------------------
180              99.61
-----------------------
Total:          100.00%
-----------------------

W.A.: 179.8 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.25%
--------------------------------
121 - 168                  0.14
--------------------------------
175 - 180                 99.61
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 179.4 months
Lowest: 119 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  56.60%
-------------------------
1 - 6              43.40
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.4 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

25. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          2.60%
-----------------------
20.01 - 25.00     0.76
-----------------------
25.01 - 30.00     3.27
-----------------------
30.01 - 35.00     6.44
-----------------------
35.01 - 40.00     4.96
-----------------------
40.01 - 45.00     6.00
-----------------------
45.01 - 50.00     6.86
-----------------------
50.01 - 55.00     5.34
-----------------------
55.01 - 60.00     5.88
-----------------------
60.01 - 65.00     6.09
-----------------------
65.01 - 70.00    13.31
-----------------------
70.01 - 75.00    12.67
-----------------------
75.01 - 80.00    19.16
-----------------------
80.01 - 85.00     1.95
-----------------------
85.01 - 90.00     4.06
-----------------------
90.01 - 95.00     0.67
-----------------------
Total:          100.00%
-----------------------

W.A.: 60.87%
Lowest: 7.34%
Highest: 94.69%

--------------------------------------------------------------------------------

26. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.60%
-----------------------
20.01 - 25.00     0.76
-----------------------
25.01 - 30.00     3.27
-----------------------
30.01 - 35.00     6.44
-----------------------
35.01 - 40.00     4.96
-----------------------
40.01 - 45.00     6.13
-----------------------
45.01 - 50.00     7.03
-----------------------
50.01 - 55.00     5.03
-----------------------
55.01 - 60.00     5.88
-----------------------
60.01 - 65.00     6.22
-----------------------
65.01 - 70.00    13.18
-----------------------
70.01 - 75.00    12.67
-----------------------
75.01 - 80.00    19.16
-----------------------
80.01 - 85.00     1.95
-----------------------
85.01 - 90.00     4.06
-----------------------
90.01 - 95.00     0.67
-----------------------
Total:          100.00%
-----------------------

W.A.: 60.75%
Lowest: 7.31%
Highest: 94.34%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information
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that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not
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